Supplement to the
Fidelity Freedom K® Funds
May 28, 2016
Prospectus

New Pricing Structure. The Board of Trustees of the Freedom Funds has approved, subject to shareholder approval, a new pricing structure for the funds that will reduce the overall expenses that Freedom Fund shareholders pay, relative to the funds’ expenses as of March 31, 2016, and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds in which the Freedom Funds invest will be eliminated. A meeting of shareholders of each Freedom Fund held on October 28, 2016, to vote on this proposal was adjourned to a later date to provide additional time for shareholders to vote. Shareholders of record on August 29, 2016, are entitled to vote at the adjourned meeting.

The proxy statement contains important information relating to the proposal. For a free copy of the proxy statement, please contact Fidelity at 1-800-835-5092. The proxy statement is available on the Securities and Exchange Commission's web site (www.sec.gov).

Effective December 12, 2016, the following information replaces similar information in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) for which Fidelity provides recordkeeping services or that already hold shares of other Fidelity® funds. Plan participants may purchase shares only if shares are eligible for sale and available through their plan. You may buy or sell shares in various ways:

Effective December 12, 2016, the following information replaces similar information in the "Shareholder Information" section under the heading "Buying Shares".

Shares generally are available only to employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) that are recordkept by Fidelity or, if not recordkept by Fidelity, that already hold shares of Fidelity Freedom® Funds (funds not offered through this prospectus). Shares may also be available to an employer-sponsored retirement plan whose sponsor is involved in a corporate action with a company that sponsors a plan for which Fidelity provides recordkeeping services, in anticipation of a transition to the Fidelity® recordkeeping platform. Please contact Fidelity for more information about fund shares.

Reorganizations. The Board of Trustees of Fidelity Aberdeen Street Trust has unanimously approved an Agreement and Plan of Reorganization between each Fidelity Freedom K® Fund and its corresponding Fidelity Freedom® Fund (each, an “Agreement”).

Each Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of a Fidelity Freedom K® Fund in exchange for shares of its corresponding Fidelity Freedom® Fund equal in total value to the total value of shares of the Fidelity Freedom K® Fund. After an exchange, a Fidelity Freedom K® Fund will distribute the corresponding Fidelity Freedom® Fund shares to its shareholders pro rata, in liquidation of the Fidelity Freedom K® Fund (these transactions are each referred to as a “Reorganization”).

As a result of each proposed Reorganization, shareholders of a Fidelity Freedom K® Fund would receive Class K shares of the corresponding Fidelity Freedom® Fund.

The Reorganizations, which do not require shareholder approval, are contingent upon shareholder approval of a new pricing structure for the Freedom Funds and the funds' implementation of the new structure. The new structure will reduce the overall expenses that Freedom Fund shareholders pay, relative to the funds’ expenses as of March 31, 2016, and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds in which the Freedom Funds invest will be eliminated. Each Reorganization is expected to be a tax-free transaction. This means that neither a Fidelity Freedom K® Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

FF-K-16-05 1.900382.128	December 15, 2016